UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): March 25, 2013

FIRST CAPITAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2013, Mr. Joseph C. Stiles, Jr. notified First Capital Bancorp, Inc. that he would not be standing for re-election at the 2013 Annual Meeting of Shareholders to be held May 15, 2013. There is no dispute or disagreement that prompted the decision, which would require additional disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

March 27, 2013	By:	/s/ William W. Ranson
William W. Ranson
Executive Vice President and CFO